UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 23, 2007



                       MEDIACOM COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-29227                   06-1566067
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrant's telephone number: (845) 695-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure  of  Directors   or  Certain   Officers;   Election  of
               Directors;   Appointment   of  Certain   Officers;   Compensatory
               Arrangements of Certain Officers.

     On February 23, 2007, the Compensation Committee of Mediacom Communications Corporation (the "Registrant") approved the compensation arrangements of the Registrant's named executive officers serving in such capacity as of December 31, 2005 (the "Named Executive Officers").


Annual Base Salary

     The Compensation Committee approved for the Named Executive Officers the following base salaries, effective January 1, 2007:

         Mark E. Stephan                                     $ 330,000
              Executive Vice President
              and Chief Financial Officer

         John G. Pascarelli                                  $ 320,000
              Executive Vice President,
              Operations

         Italia Commisso Weinand                             $ 245,000
              Senior Vice President,
              Programming and Human Resources

         Joseph E. Young                                     $ 245,000
              Senior Vice President,
              General Counsel and Secretary

Annually,   each  Named  Executive  Officer  will  have  the  choice  to  use  a
Registrant-owned/leased automobile or receive a $10,000 benefit allowance.

Bonus

     The Compensation Committee approved for the Named Executive Officers the following bonus payments for performance in 2006:

         Mark E. Stephan                                     $ 120,000

         John G. Pascarelli                                  $ 110,000

         Italia Commisso Weinand                             $  80,000

         Joseph E. Young                                     $  80,000

Stock Option Grants

     The Compensation Committee approved for the Named Executive Officers the following stock option grants under the Registrant's 2003 Incentive Plan for performance in 2006 at an exercise price of $8.00 per share, which was the closing price of the Registrant's Class A common stock on February 23, 2007.

         Mark E. Stephan                                        40,000

         John G. Pascarelli                                     40,000

         Italia Commisso Weinand                                28,000

         Joseph E. Young                                        28,000

The options are subject to vesting in four equal annual installments, commencing on February 23, 2008, and expire on February 22, 2017.

Restricted Stock Unit Grants

     The Compensation Committee approved for the Named Executive officers the following restricted stock unit grants under the Registrant's 2003 Incentive Plan.

         Mark E. Stephan                                        16,000

         John G. Pascarelli                                     16,000

         Italia Commisso Weinand                                12,000

         Joseph E. Young                                        12,000

The restricted stock units are subject to vesting in four equal annual installments, commencing on February 23, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2007


                                       Mediacom Communications Corporation



                                       By: /s/ Mark E. Stephan
                                           ------------------------------------
                                            Mark E. Stephan
                                            Executive Vice President and
                                            Chief Financial Officer